Income Taxes (Tables)	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Disclosure of reconciliation of accounting profit multiplied by applicable tax rates and average effective tax rate
Income tax expense differs from the amount that would result from applying corporate income tax rates to earnings before income taxes. The differences result from the following items during the years ended December 31, 2025 and 2024:

	For the year ended December 31,
	2025	2024

Net income before taxes	$6,280	$1,009
Statutory tax rate (%)	27	27
Expected income tax	$1,696	$272
Difference between parent and foreign tax rates	347	(55)
Withholding taxes	2,779	1,260
Share-based compensation	658	375
Share of profit of associate	(627)	(646)
Other permanent differences	1,766	753
Change in unrecognized deferred tax assets	(2,111)	(704)
Other adjustments	-	66
Total income tax expense	$4,508	$1,321

Disclosure of major components of tax expense (income)

	For the year ended December 31,
	2025	2024

Current tax expense	$4,924	$1,336
Deferred tax recovery	(416)	(15)
Total income tax expense	$4,508	$1,321

Disclosure of detailed information about deferred taxes
The tax effects of temporary differences between amounts recorded in the Company's accounts and the corresponding amounts as computed for income tax purposes gives rise to deferred tax liabilities as follows:

	As at December 31,
	2025	2024

Deferred Tax Liabilities
Royalty interests	$(116,173)	$(1,365)
Investment in associate	(249)	(603)
	(116,422)	(1,968)
Deferred Tax Assets
Losses	3,833	115
Other	36	106
Net deferred tax liability	$(112,553)	$(1,747)

Disclosure of detailed information about temporary difference, unused tax losses and unused tax credits	Deferred tax assets have not been recognized in respect of the following deductible temporary differences:

	As at December 31,
	2025	2024

Losses	$27,355	$29,163
Deductible temporary differences	3,390	2,893
	$30,745	$32,056